RESCISSION AGREEMENT

This Rescission Agreement (the "Agreement") entered into as of the 28th day of May, 2013, by and between Queste Capital, a Nevada corporation with an address at 601 E Charleston Blvd Ste 100 Las Vegas, NV 89104 ("Queste") and Phyhealth Corporation with an address at 15 E. Fifth St. Hinsdale IL 60521 ("Phyhealth").

WHEREAS, on April 2, 2012, the parties entered into an agreement (the "Proposed Agreement") Phyhealth agreed to convey to Queste 80,274,933 common shares of Phyhealth Corporation, par value $.0001 per share (the "Common Stock") in consideration of Four Hundred Twenty Five Thousand Dollars ($425,000), (the "Purchase Price"), and

WHEREAS, Phyhealth issued to Queste the Common Stock prior to the receipt of the Purchase Price, and

WHEREAS, Queste never paid the Purchase Price, and

WHEREAS, Phyhealth and Queste each desire to unravel the Proposed Agreement and return to *status quo*, as though they had never even entered into the Proposed Agreement and never took any steps in consummation thereof, and except as otherwise herein stated, to nullify any effects of the Proposed Agreement and its execution.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, Phyhealth and Queste hereby agree as follows:

1. **Rescission of the Proposed Agreement**. The Parties acknowledge and agree that the Proposed Agreement was at all times executory, was never consummated, and should be treated as a nullity, and the Parties returned to *status quo*, as though the Proposed Agreement never occurred. As such, Queste shall immediately return the Common Stock to Phyhealth so that the shares may be canceled.

2. **Promissory Note, Other Consideration**. The Promissory Note(s) issued by Queste to Phyhealth and/or its designees is hereby canceled.

3. **Conditions Precedent**. The closing of this transaction (the "Closing") shall be held immediately upon the execution and delivery of the following items by Phyhealth to Queste.

   a. A complete forgiveness, assumption with the creditors acceptance and payment within sixty (60) days with personal guarantees or evidence of payment of the following promissory notes including interest, which are now in default and are attached hereto and incorporated herein

1. Promissory note in the amount of Eleven Thousand Dollars ($11,000) plus interest dated September 7, 2012 wherein Queste and Phyhealth promise to pay said amount to John Michael Capaldi.
2. Promissory note in the amount of Twenty Five Thousand Dollars ($25,000) plus interest dated June 29, 2012 wherein Queste promises to pay said amount to Dennis M. Eliassen.
3. Costs to Queste in the amount of $5,000.
4. One Hundred Thousand shares of Phyhealth Corporation common shares to Queste.

b. A Mutual General Release between, Phyhealth, Queste, the Trinkas and the parties' agents. A form of said release is attached hereto and by reference incorporated herein.

4. Representations, Acknowledgments and Warranties of Queste. The undersigned Queste hereby acknowledges, represents and warrants to Phyhealth as follows:

a. No Share Issuances occurred and no Obligations were Incurred. From September 1, 2012 until the date of this Agreement, Queste did not issue any shares or any obligations, or cause Phyhealth to incur any obligations, except as disclosed herein.

b. Authorization. (a) This Agreement, upon execution and delivery thereof, will be a valid and binding obligation of Queste, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally. (b) The execution, delivery and performance by Queste of this Agreement and compliance therewith and the purchase and sale of the Common Stock will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or federal law to which Queste is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which Queste is a party or by which the undersigned Queste is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Queste pursuant to any such term.

5. Representations, Acknowledgments and Warranties of Phyhealth. The undersigned Phyhealth hereby acknowledges, represents and warrants to the Seller as follows:

Authorization. (a) This Agreement, upon execution and delivery thereof, will be a valid and binding obligation of Phyhealth, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally. (b) The execution, delivery and performance by Phyhealth of this Agreement and compliance therewith and the purchase and sale of the Common Stock will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or federal law to which Phyhealth is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which Phyhealth is a party or by which the undersigned Phyhealth is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Phyhealth pursuant to any such term.

6. **Indemnity Obligations of Each Party**. Upon receipt of notice thereof, each party shall indemnify, defend, and hold harmless the other party from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs, and expenses, including attorney fees and any costs of investigation that such other party shall incur or suffer, that arise, result from or relate to any breach of, or failure by such party to perform, any of its representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by such party under this Agreement.

Each party shall be required to promptly notify the other party of the existence of any claim, demand or other matter to which the party's indemnification obligations would apply, and shall give it a reasonable opportunity to defend the same at its own expense and with counsel of its own selection, provided that the other party shall at all times also have the right to fully participate in the defense. If a party, within a reasonable time after this notice, fails to so defend, the other party shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of such other party, to compromise or settle the claim or other matter on behalf, for the account, and at the risk, of such other party.

7. **Governing Law**. This Agreement shall be governed in all respects by the laws of the State of Nevada, without regard to conflicts of laws principles thereof.

8. **Survival.** The terms, conditions and agreements made herein shall survive the Closing.

9. **Attorney Fees.** Both parties shall be responsible for their own attorney fees, including, without limitation, Phyhealth to pay any and all legal expenses of the Law Offices of Randall S. Goulding and Queste to pay any and all legal fees of Carl Ranno and Ron Logan.

10. **Successors and Assigns**. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

11. **Entire Agreement; Amendment; Waiver**. This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

12. **Counterparts**. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

Queste Capital

Richard Ham

Richard Ham
President/CEO and Individually

Phyhealth Corporation

Robert Trinka

Robert L. Trinka
Chairman, President & CEO